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                                                                   EXHIBIT 10.19

                    FIFTH AMENDMENT TO OFFICE LEASE AGREEMENT

     THIS FIFTH AMENDMENT TO OFFICE LEASE AGREEMENT (this "Fifth Amendment") is made and entered into effective as of February 28, 2002, by and between Collins Campbell Joint Venture ("Landlord") and telecom technologies, inc. ("Tenant").

                                    RECITALS

     WHEREAS, Landlord and Tenant entered into that certain Office Lease Agreement, dated as of April 4, 1997, as amended by (i) that certain First Amendment to Office Lease Agreement, dated as of November 1, 1997; (ii) those certain Second and Third Amendments to Office Lease Agreement each dated as of July 1, 1998; and (iii) that certain Fourth Amendment to Office Lease Agreement, dated February 1, 1999 (collectively, the "Lease"), with respect to certain Premises defined therein and commonly known as Suite 3000 at 1701 North Collins Blvd., Richardson, Dallas County, Texas 75080, which Lease is incorporated herein by reference;

     WHEREAS, Landlord and Tenant among others, have entered into the terms of a certain global agreement of even date herewith (the "GLOBAL AGREEMENT"), and Landlord and Tenant acknowledge and agree that the terms of the Global Agreement shall be binding on the parties hereto;

     WHEREAS, Landlord and Tenant desire to further amend the Lease to reduce the size of the Premises.

     NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the mutual agreements set forth in the Lease, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant have agreed, and do hereby agree, to the above Recitals, and as follows, subject to the occurrence of all of the events set forth in Paragraph 1 of the Global Agreement:

     1. All terms used herein and not specifically defined shall have the same meanings herein as is ascribed to them in the Lease.

     2. The Premises are hereby reduced to approximately 20,227 square feet of rentable area by deleting approximately 17,789 square feet of rentable area on the second floor, such "Give Back Space" being described on Exhibit "A", attached hereto and incorporated herein for all purposes.

     3.   Basic rental is decreased from $3,909,279.04 to $3,475,939.00.

     4.   The monthly rental installment is decreased as set forth below:

          Monthly from March 1, 2002 through October 31, 2002 - $35,043.28 Monthly from November 1, 2002 through April 30, 2003 - $35,397.25

     5. Tenant's option to extend the term of the Lease set forth in Rider 101 is hereby eliminated and of no further force or effect.

     6. Except as herein provided to the contrary, Tenant's lease of the Premises from Landlord shall be on the same terms and conditions as those specified in the Lease.

     7. The Lease (as amended by this Fifth Amendment) remains in full force and effect and is hereby ratified and affirmed.

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     8.   All notices required to be sent to the Tenant shall also be sent to
          Sonus Networks, Inc., 5 Carlisle Road, Westford, Massachusetts 01886:
          Attention: Chief Financial Officer.

     9. The Global Agreement, and all of the terms therein, shall be incorporated herein for all purposes. To the extent that there is a conflict between the terms of this Fifth Amendment and the terms of the Global Agreement with respect to the relevant subject matter, the terms of this Fifth Amendment shall control.

     IN WITNESS WHEREOF, this Fifth Amendment is hereby executed as of the day and year first set forth above.

                                    LANDLORD:

                                    COLLINS CAMPBELL JOINT VENTURE,
                                     a Texas general partnership

                                    By: Jaytex Properties, Ltd.,
                                         a Texas limited partnership

                                        By: JRS Management, Inc.


                                           By:  /s/ W.T. Field
                                               -----------------------------
                                                W.T. Field, President


                                    TENANT:

                                    telecom technologies, inc.,
                                      a Texas corporation


                                    By: /s/ G.M. Eastep
                                       ---------------------------------
                                    Name:   G.M. EASTEP
                                          ------------------------------
                                    Title:  COO
                                          ------------------------------

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[GRAPHIC DEPICTING 2ND LEVEL FLOOR PLAN]

     telecom technologies, inc

     Give Back Space: 17,789
     rentable square feet on
     the second floor of
     1701 N. Collins Blvd.
     Richardson, Texas 75080